Exhibit 12 (b)
Opinion of counsel as to tax matters (Transamerica Diversified Equity)

November 13, 2009
Transamerica Funds
570 Carillon Parkway
St. Petersburg, FL 33716
Transamerica Investors, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716
Ladies and Gentlemen:
This opinion is furnished to you pursuant to paragraph 8.4 of the Agreement and Plan of Reorganization (the “Agreement”), dated as of November 13, 2009, by and among Transamerica Funds, a Delaware statutory trust (the “Acquiring Entity”), on behalf of Transamerica Diversified Equity, a series thereof (the “Acquiring Fund”), and Transamerica Investors, Inc., a Maryland corporation (the “Acquired Entity”), on behalf of Transamerica Premier Diversified Equity Fund, a series thereof (the “Acquired Fund”). All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement. The Agreement contemplates the acquisition of all of the Assets of the Acquired Fund by the Acquiring Fund in exchange for (a) the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund and (b) the issuance and delivery by the Acquiring Entity, on behalf of the Acquiring Fund, to the Acquired Fund, for distribution, in accordance with paragraph 1.3 of the Agreement, pro rata to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and in complete liquidation of the Acquired Fund, of a number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the Assets, less the amount of the Liabilities, of the Acquired Fund so transferred to the Acquiring Fund (the “Transaction”).
In connection with this opinion we have examined and relied upon the originals or copies, certified or otherwise identified to us to our satisfaction, of the Agreement, the Combined Information Statement of Transamerica Investors, Inc. and Transamerica Funds and Prospectus of Transamerica Funds, dated October 6, 2009, and related documents (collectively, the “Transaction Documents”). In that examination, we have assumed the genuineness of all signatures, the capacity and authority of each party executing a document to so execute the document, the authenticity and completeness of all documents purporting to be originals (whether reviewed by us in original or copy form) and the conformity to the originals of all documents purporting to be copies (including electronic copies). We have also assumed that each agreement and other instrument reviewed by us is valid and binding on the party or parties thereto and is enforceable in accordance with its terms, and that there are no contracts, agreements, arrangements, or understandings, either written or oral, that are inconsistent with or that would materially alter the terms of the Agreement or the other Transaction Documents.
As to certain factual matters, we have relied with your consent upon, and our opinion is limited by, the representations of the various parties set forth in the Transaction Documents and in certificates of the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each dated as of the date hereof (the “Certificates”). Our opinion assumes (i) that all representations set forth in the Transaction Documents and in the Certificates will be true and correct in all material respects as of the date of the Transaction, and (ii) that the Agreement is implemented in accordance with its terms and consistent with the representations set forth in the Transaction Documents and Certificates. Our opinion is limited solely to the provisions of the Internal Revenue Code of 1986, as amended and as presently in effect (the “Code”), existing case law, existing permanent and temporary treasury regulations promulgated under the Code (“Treasury Regulations”), and existing published revenue rulings and procedures of the Internal Revenue Service that are in effect as of the date hereof, all of which are subject to change and new interpretation, both prospectively and retroactively. We assume no obligation to update our opinion to reflect other facts or any changes in law or in the interpretation thereof that may hereafter occur.
On the basis of and subject to the foregoing, we are of the opinion that, for United States federal income tax purposes:
17.	The transfer to the Acquiring Fund of all of the Assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of all of the Liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

18.	No gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund.

19.	The basis in the hands of the Acquiring Fund of the Assets of the Acquired Fund transferred in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer.

20.	The holding period of each Asset in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized in the Transaction, will include the period during which the Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset).

21.	No gain or loss will be recognized by the Acquired Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation, except for (i) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether the transfer would otherwise be a non-taxable transaction under the Code.

22.	No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares solely for Acquiring Fund Shares as part of the Transaction.

23.	The aggregate basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor.

24.	Each Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Transaction will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held such Acquired Fund Shares as capital assets on the date of the exchange.
This opinion is being delivered solely to you for your use in connection with the referenced Transaction, and may not be relied upon by any other person or used for any other purpose.
Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP

November 13, 2009
Transamerica Funds
570 Carillon Parkway
St. Petersburg, FL 33716
Transamerica Investors, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716
Ladies and Gentlemen:
This opinion is furnished to you pursuant to paragraph 8.4 of the Agreement and Plan of Reorganization (the “Agreement”), dated as of November 13, 2009, by and among Transamerica Funds, a Delaware statutory trust (the “Acquiring Entity”), on behalf of Transamerica Diversified Equity, a series thereof (the “Acquiring Fund”), and Transamerica Investors, Inc., a Maryland Corporation (the “Acquired Entity”), on behalf of Transamerica Premier Institutional Diversified Equity Fund, a series thereof (the “Acquired Fund”). All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement. The Agreement contemplates the acquisition of all of the Assets of the Acquired Fund by the Acquiring Fund in exchange for (a) the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund and (b) the issuance and delivery by the Acquiring Entity, on behalf of the Acquiring Fund, to the Acquired Fund, for distribution, in accordance with paragraph 1.3 of the Agreement, pro rata to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and in complete liquidation of the Acquired Fund, of a number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the Assets, less the amount of the Liabilities, of the Acquired Fund so transferred to the Acquiring Fund (the “Transaction”).
In connection with this opinion we have examined and relied upon the originals or copies, certified or otherwise identified to us to our satisfaction, of the Agreement, the Combined Information Statement of Transamerica Investors, Inc. and Transamerica Funds and Prospectus of Transamerica Funds, dated October 6, 2009, and related documents (collectively, the “Transaction Documents”). In that examination, we have assumed the genuineness of all signatures, the capacity and authority of each party executing a document to so execute the document, the authenticity and completeness of all documents purporting to be originals (whether reviewed by us in original or copy form) and the conformity to the originals of all documents purporting to be copies (including electronic copies). We have also assumed that each agreement and other instrument reviewed by us is valid and binding on the party or parties thereto and is enforceable in accordance with its terms, and that there are no contracts, agreements, arrangements, or understandings, either written or oral, that are inconsistent with or that would materially alter the terms of the Agreement or the other Transaction Documents.
As to certain factual matters, we have relied with your consent upon, and our opinion is limited by, the representations of the various parties set forth in the Transaction Documents and in certificates of the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each dated as of the date hereof (the “Certificates”). Our opinion assumes (i) that all representations set forth in the Transaction Documents and in the Certificates will be true and correct in all material respects as of the date of the Transaction, and (ii) that the Agreement is implemented in accordance with its terms and consistent with the representations set forth in the Transaction Documents and Certificates. Our opinion is limited solely to the provisions of the Internal Revenue Code of 1986, as amended and as presently in effect (the “Code”), existing case law, existing permanent and temporary treasury regulations promulgated under the Code (“Treasury Regulations”), and existing published revenue rulings and procedures of the Internal Revenue Service that are in effect as of the date hereof, all of which are subject to change and new interpretation, both prospectively and retroactively. We assume no obligation to update our opinion to reflect other facts or any changes in law or in the interpretation thereof that may hereafter occur.
On the basis of and subject to the foregoing, we are of the opinion that, for United States federal income tax purposes:
25.	The transfer to the Acquiring Fund of all of the Assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of all of the Liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

26.	No gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund.

27.	The basis in the hands of the Acquiring Fund of the Assets of the Acquired Fund transferred in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer.

28.	The holding period of each Asset in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized in the Transaction, will include the period during which the Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset).

29.	No gain or loss will be recognized by the Acquired Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation, except for (i) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized (a) as a result of the closing of the Acquired Fund’s taxable year or (b) upon the transfer of an Asset regardless of whether the transfer would otherwise be a non-taxable transaction under the Code.

30.	No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares solely for Acquiring Fund Shares as part of the Transaction.

31.	The aggregate basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor.

32.	Each Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Transaction will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held such Acquired Fund Shares as capital assets on the date of the exchange.
This opinion is being delivered solely to you for your use in connection with the referenced Transaction, and may not be relied upon by any other person or used for any other purpose.
Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP

November 13, 2009
Transamerica Funds
570 Carillon Parkway
St. Petersburg, FL 33716
Ladies and Gentlemen:
This opinion is furnished to you pursuant to paragraph 8.4 of the Agreement and Plan of Reorganization (the “Agreement”), dated as of November 13, 2009, by and among Transamerica Funds, a Delaware statutory trust (in its capacity as such, the “Acquiring Entity”), on behalf of Transamerica Diversified Equity, a series thereof (the “Acquiring Fund”), and Transamerica Funds, a Delaware statutory trust (in its capacity as such, the “Acquired Entity”), on behalf of Transamerica Templeton Global, a series thereof (the “Acquired Fund”). All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement. The Agreement contemplates the acquisition of all of the Assets of the Acquired Fund by the Acquiring Fund in exchange for (a) the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund and (b) the issuance and delivery by the Acquiring Entity, on behalf of the Acquiring Fund, to the Acquired Fund, for distribution, in accordance with paragraph 1.3 of the Agreement, pro rata to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and in complete liquidation of the Acquired Fund, of a number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the Assets, less the amount of the Liabilities, of the Acquired Fund so transferred to the Acquiring Fund (the “Transaction”).
In connection with this opinion we have examined and relied upon the originals or copies, certified or otherwise identified to us to our satisfaction, of the Agreement, the Combined Information Statement of Transamerica Investors, Inc. and Transamerica Funds and Prospectus of Transamerica Funds, dated October 6, 2009, and related documents (collectively, the “Transaction Documents”). In that examination, we have assumed the genuineness of all signatures, the capacity and authority of each party executing a document to so execute the document, the authenticity and completeness of all documents purporting to be originals (whether reviewed by us in original or copy form) and the conformity to the originals of all documents purporting to be copies (including electronic copies). We have also assumed that each agreement and other instrument reviewed by us is valid and binding on the party or parties thereto and is enforceable in accordance with its terms, and that there are no contracts, agreements, arrangements, or understandings, either written or oral, that are inconsistent with or that would materially alter the terms of the Agreement or the other Transaction Documents.
As to certain factual matters, we have relied with your consent upon, and our opinion is limited by, the representations of the various parties set forth in the Transaction Documents and in certificates of the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each dated as of the date hereof (the “Certificates”). Our opinion assumes (i) that all representations set forth in the Transaction Documents and in the Certificates will be true and correct in all material respects as of the date of the Transaction, and (ii) that the Agreement is implemented in accordance with its terms and consistent with the representations set forth in the Transaction Documents and Certificates. Our opinion is limited solely to the provisions of the Internal Revenue Code of 1986, as amended and as presently in effect (the “Code”), existing case law, existing permanent and temporary treasury regulations promulgated under the Code (“Treasury Regulations”), and existing published revenue rulings and procedures of the Internal Revenue Service that are in effect as of the date hereof, all of which are subject to change and new interpretation, both prospectively and retroactively. We assume no obligation to update our opinion to reflect other facts or any changes in law or in the interpretation thereof that may hereafter occur.
On the basis of and subject to the foregoing, we are of the opinion that, for United States federal income tax purposes:
33.	The transfer to the Acquiring Fund of all of the Assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of all of the Liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

34.	No gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund.

35.	The basis in the hands of the Acquiring Fund of the Assets of the Acquired Fund transferred in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer.

36.	The holding period of each Asset in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized in the Transaction, will include the period during which the Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset).

37.	No gain or loss will be recognized by the Acquired Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation, except for (i) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized (a) as a result of the closing of the Acquired Fund’s taxable year or (b) upon the transfer of an Asset regardless of whether the transfer would otherwise be a non-taxable transaction under the Code.

38.	No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares solely for Acquiring Fund Shares as part of the Transaction.

39.	The aggregate basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor.

40.	Each Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Transaction will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held such Acquired Fund Shares as capital assets on the date of the exchange.
This opinion is being delivered solely to you for your use in connection with the referenced Transaction, and may not be relied upon by any other person or used for any other purpose.
Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP

November 13, 2009
Transamerica Funds
570 Carillon Parkway
St. Petersburg, FL 33716
Ladies and Gentlemen:
This opinion is furnished to you pursuant to paragraph 8.4 of the Agreement and Plan of Reorganization (the “Agreement”), dated as of November 13, 2009, by and among Transamerica Funds, a Delaware statutory trust (in its capacity as such, the “Acquiring Entity”), on behalf of Transamerica Diversified Equity, a series thereof (the “Acquiring Fund”), and Transamerica Funds, a Delaware statutory trust (in its capacity as such, the “Acquired Entity”), on behalf of Transamerica Science & Technology, a series thereof (the “Acquired Fund”). All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement. The Agreement contemplates the acquisition of all of the Assets of the Acquired Fund by the Acquiring Fund in exchange for (a) the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund and (b) the issuance and delivery by the Acquiring Entity, on behalf of the Acquiring Fund, to the Acquired Fund, for distribution, in accordance with paragraph 1.3 of the Agreement, pro rata to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and in complete liquidation of the Acquired Fund, of a number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the Assets, less the amount of the Liabilities, of the Acquired Fund so transferred to the Acquiring Fund (the “Transaction”).
In connection with this opinion we have examined and relied upon the originals or copies, certified or otherwise identified to us to our satisfaction, of the Agreement, the Combined Information Statement of Transamerica Investors, Inc. and Transamerica Funds and Prospectus of Transamerica Funds, dated October 6, 2009, and related documents (collectively, the “Transaction Documents”). In that examination, we have assumed the genuineness of all signatures, the capacity and authority of each party executing a document to so execute the document, the authenticity and completeness of all documents purporting to be originals (whether reviewed by us in original or copy form) and the conformity to the originals of all documents purporting to be copies (including electronic copies). We have also assumed that each agreement and other instrument reviewed by us is valid and binding on the party or parties thereto and is enforceable in accordance with its terms, and that there are no contracts, agreements, arrangements, or understandings, either written or oral, that are inconsistent with or that would materially alter the terms of the Agreement or the other Transaction Documents.
As to certain factual matters, we have relied with your consent upon, and our opinion is limited by, the representations of the various parties set forth in the Transaction Documents and in certificates of the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each dated as of the date hereof (the “Certificates”). Our opinion assumes (i) that all representations set forth in the Transaction Documents and in the Certificates will be true and correct in all material respects as of the date of the Transaction, and (ii) that the Agreement is implemented in accordance with its terms and consistent with the representations set forth in the Transaction Documents and Certificates. Our opinion is limited solely to the provisions of the Internal Revenue Code of 1986, as amended and as presently in effect (the “Code”), existing case law, existing permanent and temporary treasury regulations promulgated under the Code (“Treasury Regulations”), and existing published revenue rulings and procedures of the Internal Revenue Service that are in effect as of the date hereof, all of which are subject to change and new interpretation, both prospectively and retroactively. We assume no obligation to update our opinion to reflect other facts or any changes in law or in the interpretation thereof that may hereafter occur.
On the basis of and subject to the foregoing, we are of the opinion that, for United States federal income tax purposes:
41.	The transfer to the Acquiring Fund of all of the Assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of all of the Liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

42.	No gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund.

43.	The basis in the hands of the Acquiring Fund of the Assets of the Acquired Fund transferred in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer.

44.	The holding period of each Asset in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized in the Transaction, will include the period during which the Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset).

45.	No gain or loss will be recognized by the Acquired Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation, except for (i) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized (a) as a result of the closing of the Acquired Fund’s taxable year or (b) upon the transfer of an Asset regardless of whether the transfer would otherwise be a non-taxable transaction under the Code.

46.	No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares solely for Acquiring Fund Shares as part of the Transaction.

47.	The aggregate basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor.

48.	Each Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Transaction will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held such Acquired Fund Shares as capital assets on the date of the exchange.
This opinion is being delivered solely to you for your use in connection with the referenced Transaction, and may not be relied upon by any other person or used for any other purpose.
Very truly yours,
/s/ Bingham McCutchen LLP
BINGHAM McCUTCHEN LLP